Exhibit 10.5

AMENDMENT TO
 SECURITY AGREEMENT

This AMENDMENT (this “Amendment”), dated as of December 11, 2009, is made by and among the grantors listed on the signature pages hereof (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), and the secured parties listed on the signature pages hereof (collectively, the “Secured Parties” and each, individually, a “Secured Party”).

RECITALS

WHEREAS, the Grantors and the Secured Parties entered into that certain Security Agreement dated as of August 29, 2008 (as amended hereby and as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Agreement”); and

WHEREAS, in connection with those certain separate Exchange Agreements, each dated as of December 11, 2009, by and between Parent (as defined in the Agreement), and each of the Secured Parties, the Grantors and the Secured Parties hereto desire to amend certain provisions of the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Amendment of Recitals. The recitals to the Agreement are hereby deleted and replaced with the following:

WHEREAS, pursuant to the Exchange Agreements (as defined below), Parent has agreed to exchange each Secured Party’s Special Warrant (as defined in the Exchange Agreements) and 2007 Warrant (as defined in the Exchange Agreements) for a 2008 Note (as defined in the 2009 Exchange Agreements) and a Warrant (as defined in the Exchange Agreements);

WHEREAS, each Grantor other than Parent is a direct or indirect wholly-owned subsidiary of Parent and will receive direct and substantial benefits from such exchanges; and

WHEREAS, in order to induce each Secured Party to so exchange its Special Warrant and 2007 Warrant for a 2008 Note and a Warrant, as provided for in the Exchange Agreements, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations.

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2.          Amendment of Defined Terms.

(a)  The defined term “Exchange Agreements” is hereby deleted and replaced with the following:

“Exchange Agreements” means those certain separate Exchange Agreements, dated as of August 29, 2008, by and between Parent and each of the Secured Parties, as may be amended, restated, supplemented or otherwise modified from time to time.

(b)  The defined term “Notes” is hereby deleted and replaced with the following:

“Notes” means the 2009 Notes (as defined in the 2009 Exchange Agreements).

(c)  The defined term “Parent” is hereby deleted and replaced with the following:

“Parent” means WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act.

(d)  The terms “Special Warrant” and “Warrant” are hereby deleted from Section 1 of the Agreement.

(e)  The following terms are hereby added to Section 1 of the Agreement:

“2008 Notes” has the meaning specified therefor in the 2009 Exchange Agreements.

“2009 Exchange Agreements” means those certain separate Exchange Agreements, dated as of December 11, 2009, by and between Parent and each of the Secured Parties, as may be amended, restated, supplemented or otherwise modified from time to time.

(f)  The defined term “Transaction Documents” is hereby deleted and replaced with the following:

“Transaction Documents” means, collectively, the Transaction Documents (as defined in the Transaction Agreement (as defined in the Notes)), the Exchange Documents (as defined in the 2008 Exchange Agreements) and, for clarification purposes, the Notes, all as may be amended, restated, supplemented or otherwise modified from time to time.

(g)  The period at the end of the defined terms “Control Agreement,” “Copyright Security Agreement,” “Guaranties,” “Patent Security Agreement,” “Pledged Operating Agreements,” “Pledged Partnership Agreements,” “Security Documents,” and “Trademark Security Agreement” is hereby deleted and replaced with the following:

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“, as may be amended, restated, supplemented or otherwise modified from time to time.”

3.         Other Amendments. The word “TO” is hereby inserted after the word “HAVE” in the last sentence of Section 25 of the Agreement.

4.         Miscellaneous.

(a)  No waiver of any provision of this Amendment, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by each Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Amendment shall be effective unless the same shall be in writing and signed by each Secured Party and each Grantor to which such amendment applies.

(b)  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Without limitation of the foregoing, each Grantor (other than Parent) hereby irrevocably appoints Parent as such Grantor’s agent for purposes of receiving and accepting any service of process hereunder.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)  Except as otherwise expressly provided herein, (i) the Agreement and each other Transaction Document (including, without limitation, each other Security Document and each Guaranty) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Agreement to the “Security Agreement,” “hereto,” “hereof,” “this Agreement,” “hereunder” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment and (B) all references in the other Transaction Documents (including, without limitation, each other Security Document and each Guaranty) to the “Security Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Security Agreement shall mean the Security Agreement as amended by this Amendment; and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification, impairment or waiver of, or a forbearance with respect to, or otherwise affect in any manner, any right, power or remedy of any Secured Party under the Agreement or any other Transaction Document (including, without limitation, each other Security Document and each Guaranty), nor constitute an amendment, modification, impairment or waiver of, or a forbearance with respect to, nor otherwise affect in any manner, any provision of the Agreement or any Transaction Document (including, without limitation, each other Security Document and each Guaranty) and all of them shall continue in full force and effect, as amended or modified by this Amendment. This Amendment (1) shall not prejudice, restrict or affect any right or rights which any of the Secured Parties may now have or may have in the future under or in connection with the Agreement or any of the other Transaction Documents (including, without limitation, each other Security Document and each Guaranty) and (2) is not a novation nor is it to be construed as a release of the security interest granted under the Agreement, which grant continues in full force and effect and continues to secure the Secured Obligations and such security interest continues to be first in priority.

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(d)  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(e)  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Headings used in this Amendment are for convenience only and shall not be used in connection with the interpretation of any provision hereof. The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(f)  Unless the context of this Amendment or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person (as defined in the Agreement) shall be construed to include such Person’s successors and assigns.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
6FIGUREJOBS.COM, INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
WORKSTREAM USA, INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
THE OMNI PARTNERS, INC., a Florida corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO

WORKSTREAM MERGER SUB INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO

SECURED PARTIES:	MAGNETAR CAPITAL MASTER FUND, LTD By: Magnetar Financial LLC Its: Investment Manager /s/______________________________ By: Its:

SECURED PARTIES:	CCM MASTER QUALIFIED FUND, LTD. By: /s/ Name: Title:

SECURED PARTIES:	CRESTVIEW CAPITAL MASTER, LLC By: Crestview Capital Partners, LLC, its sole manager By: /s/ Name: Title:

SECURED PARTIES:	TALKOT FUND By: /s/ Name: Title:

SECURED PARTIES:	THOMAS B. AKIN INDIVIDUAL IRA ACCOUNT By: /s/ Name: Title:

SECURED PARTIES:
CARPE DIEM PARTNERS LLC, as an assignee and a transferee of each of SRB GREENWAY OPPORTUNITY FUND QP, L.P.,  SRB GREENWAY OPPORTUNITY FUND, L.P., SRB GREENWAY CAPITAL, QP L.P., SRB GREENWAY CAPITAL, L.P. and SRB GREENWAY OFFSHORE OPERATING FUND, L.P.

By: Carpe Diem Capital LLC
Its:  Investment Manager

By: /s/
Name: John D. Ziegelman
Title:    President